CALAMOS® FAMILY OF FUNDS

Supplement dated October 16, 2012 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for

Class A, B, C and Class I and R dated February 29, 2012, as previously supplemented on

August 31, 2012, July 2, 2012, May 15, 2012 and March 30, 2012

The following should be inserted in its entirety at the end of the “Team Approach to Investment Management” section beginning on page 77 of the Class A, B and C Prospectus, and on page 66 of the Class I and R Prospectus:

Supplemental Performance

Prior to joining CALAMOS ADVISORS in July 2012 as SVP and Senior Strategy Analyst, Mr. Miller was Portfolio Manager and President of Value Equities at American Independence Financial Services LLC. Mr. Miller, Ms. Fromer and Ms. Miller (“Value Team”) were primarily responsible for the management of the American Independence Stock Fund (“Stock Fund”) (IFCSX; ISFSX; ISISX) from May 1, 2007 until June 30, 2012. Performance prior to May 1, 2007 is not attributable to Mr. Miller or the Value Team. The Stock Fund’s investment objective is long-term capital appreciation. It uses a value oriented approach to selecting stock by identifying stocks that it considers undervalued. The Calamos Value Fund’s investment objective is long-term capital growth. In pursuing its objective the fund seeks out stocks that, in the investment adviser’s opinion, are undervalued according certain financial measurements of their intrinsic value. The performance information does not represent the performance of the Calamos Value Fund, nor does it guarantee or indicate future performance. As of the February 29, 2012 Stock Fund prospectus, the total annual expenses of the Stock Fund are higher than those of the Calamos Value Fund. The total annual expenses for the Stock Fund, after fee waivers and reimbursements, are 1.49% for class A, 2.18% for class C and 1.18% for the Institutional class.

The following supplemental performance information sets forth average annual total return information for the Stock Fund. The performance takes into account, among other things, fees and expenses, investment limitations and tax considerations of the Stock Fund that may be different from the Calamos Value Fund. All returns of the Stock Fund presented below are calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses during the applicable period. The supplemental performance information has not been audited.

Performance of the American Independence Stock Fund for the period during which it was advised by the Value Team, May 1, 2007 to June 30, 2012.

Average Annual Total Return as of June 30, 2012

	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION*
American Independence Stock Fund-Class A
At NAV	-0.82%	13.10%	2.24%	2.61%
With 5.75% Sale Charge	-6.55%	10.90%	1.04%	1.44%
American Independence Stock Fund-Class C
1.00% CDSC	-2.49%	12.31%	N/A	2.47%
American Independence Stock Fund-Institutional Class	-0.48%	13.46%	2.64%	3.01%
Russell 1000 Value Index	3.01%	15.80%	-2.19%	-1.90%

*	For Class A and I shares, the Value Team began managing the Stock Fund on 5/1/07 and the since inception date reflect returns for the time period described. The Class C shares of the Stock Fund did not commence operations until September 24, 2007.

Please retain this supplement for future reference.

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